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                                                                    EXHIBIT 10.9

                               THIRD AMENDMENT TO

                     THE DEVELOPMENT AND LICENSE AGREEMENT

                             DATED OCTOBER 4, 1993

                   BETWEEN CORSAIR COMMUNICATIONS, INC. (ESL
                                 INCORPORATED)

                AND AIRTOUCH COMMUNICATIONS (PACTEL CORPORATION)

     This Third Amendment is made this 18th day of August, 1995, by and between Corsair Communications, Inc., formerly PhonePrint, Inc. and assignee of ESL Incorporated ("Corsair"), and AirTouch Communications, Inc., formerly AirTouch Communications and formerly PacTel Corporation ("AirTouch").

     WHEREAS, the parties entered into a Development and License
Agreement, dated October 4, 1993 (the "Agreement'); and

     WHEREAS, the parties amended such Agreement in a First Amendment, dated October 23, 1993; and

     WHEREAS, the parties amended such Agreement in a Second Amendment, dated December 7, 1994; and

     WHEREAS, the parties now wish to further amend the Agreement;

     NOW, THEREFORE, the parties agree as follows:

          1. Section 1.1.1 of the Agreement is hereby deleted and the following is substituted therefor:

     "1.1.1 Agreement.  The term the "Agreement" means this Development and
            ---------
License Agreement between Corsair and AirTouch, including the following Exhibits attached hereto, and any amendments thereto:

     Exhibit A: The       ***       .
     Exhibit B: Nondisclosure Agreement, dated April 22, 1993.
     Exhibit C: Nondisclosure Agreement, dated June 1, 1995.

          2. Section 1.1.2 of the Agreement shall be amended to read as follows:

     "1.1.2 Develop or Development.  The term "develop" or "development," as
            ----------------------
used herein, means engineering, design, layout and hardware generation, prototyping,

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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characterization, qualification, fabrication, testing, and preparation of data sheets and application notes."

          3. Section 1.1.3 of the Agreement shall be amended to read as follows:

     "1.1.3 Licensed Products.  The term "Licensed Products" means the     ***
            -----------------
      ***           to be developed hereunder, and any component parts thereof,
made under the                 ***                 described     ***
therein."

          4.   Section 1.1.5 of the Agreement is hereby deleted.

          5.   Section i.1.6 of the Agreement is hereby deleted.

          6.   Section 1.1.7 of the Agreement is hereby deleted.

          7.   Section 1.2 of the Agreement is hereby deleted.

          8. The first sentence of Section 2.1 of the Agreement is hereby deleted.

          9.   Section 2.2 of the Agreement shall be amended to read as follows:

     "2.2 Development by Corsair.  Corsair will develop        ***
          ----------------------
for wireless subscriber systems."

         10.   Section 2.3 of the Agreement shall be amended to read as follows:

     "2.3 Commercialization by Corsair.  Corsair will commercialize the Licensed
          ----------------------------
Products, i.e., Corsair will              ***          so that the Licensed
Products will be in manufacturable form for worldwide marketing, sales, distribution and support by Corsair to end user customers."

         11. Section 4.1 of the Agreement is hereby deleted and the following is substituted therefor:

     "4.1 License to Corsair.  Subject to the terms and conditions of this
          ------------------
Agreement, AirTouch hereby grants to Corsair a perpetual, worldwide,
***          ***        right and license under AirTouch's    ***       Patents:

     (a)  to make, have made, copy and/or use the Licensed Products;

     (b)  to sell the Licensed Products; and

*** Portions of this page have been omitted pursuant to a request for
    Confidential Treatment and filed separately with the commission.
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     (c)  to provide support for the Licensed Products.

The license to use shall be extended to end user customers.

This license shall survive and shall be deemed to be fully paid-up upon any
expiration or termination of this Agreement,        ***          ***
of prior to such expiration or termination in accordance with Section 4.3 below."

          12. Section 4.2 of the Agreement is hereby deleted and the following is substituted therefor:

     "4.2 License to AirTouch.  Subject to the terms and conditions of this
          -------------------
Agreement, Corsair hereby grants to AirTouch a      ***       , nonexclusive,
non-transferable,         ***       for AirTouch's internal business purposes
in the United States."

          13. Section 4.3 of the Agreement is hereby deleted and the following is substituted therefor:

     "4.3 Royalties.  In consideration of the rights, licenses and benefits
          ---------
conferred      ***       hereunder, during the term of this Agreement, will pay
to *** a  *** in the *** of ***    of the    *** of all     ***  or otherwise
disposed of or put into use by ***; provided, however, that the   ***   shall
***       than   ***     ***  thereafter, nor shall the    ***    than    ***
        in the               ***               of this          ***
     ***     in any *** . ***   will have no obligation to            ***
***  on   ***       , its ***   or ***    . In no event will more than ***
to   *** for any    ***  . Notwithstanding the foregoing, ***    ***     on any
***       , but *** , by a ***. ***     ***  shall be       ***    no later than
***       during the term hereof."

         14. The last sentence of Section 5.3 of the Agreement is hereby deleted and the following is substituted therefor:

     "Corsair will retain any and all rights to file any patent applications thereon ***
                          ***
 *** thereunder for the term of this Agreement."

         15. Section 7.1 of the Agreement shall be amended to delete the words:

     ",                                     ***
(collectively "PacTel         ***       ")"

*** Portions of this page have been omitted pursuant to a request for
    Confidential Treatment and filed separately with the commission.
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         16.   Section 7.2 of the Agreement shall be amended to delete the words:

     ", and/or       ***         (collectively "ESL Licensed Materials")"

         17.   Section 7.3 of the Agreement shall be amended to replace the word
"Materials", wherever it should appear, with the word "   *** ".

         18.   Section 7.4 of the Agreement shall be amended to replace the word
"Materials", wherever it should appear, with the word "   *** ".

         19. The last three paragraphs of Section 12.1 of the Agreement pertaining to the addresses of the parties are hereby deleted and the following is substituted therefor:

"If to AirTouch:              AirTouch Communications, Inc.
                              2785 Mitchell Drive, MS 8-1
                              Walnut Creek, CA 94598
                              Attn:      ***    , Director
                              Technology Transfer

With a copy to:               AirTouch Communications, Inc.
                              1 California Street
                              San Francisco, CA 94111
                              Attn:  Intellectual Property Counsel

If to Corsair:                Corsair Communications
                              3408 Hillview Avenue
                              Palo Alto, CA 94304
                              Attn:      ***
                                       ***

With a copy to:               Brobeck Phleger & Harris
                              550 West C Street, Suite 1300
                              San Diego, CA 92101
                              Attention:     ***

          20. Exhibit A of the Agreement is hereby deleted and the following is substituted therefor:

*** Portions of this page have been omitted pursuant to a request for
    Confidential Treatment and filed separately with the commission.
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                                   "EXHIBIT A

AirTouch       ***      :
               ***

                         ***
          ***

Corsair   ***
            ***
            ***

          21. Exhibit B of the Agreement is hereby deleted and the following is substituted therefor:

                                  "EXHIBIT B

                Nondisclosure Agreement, dated April 22, 1993"

          22. Exhibit C of the Agreement is hereby deleted and the following is substituted therefor:

                                  "EXHIBIT C

                 Nondisclosure Agreement, dated June 1, 1995"

          23. Section 2 of the First Amendment to the Agreement is hereby amended to add the following paragraph before Subsection (a):

     "Each party may find it necessary to disclose to the other party certain confidential and proprietary information and intellectual property relating to its operations which will be used by the other party only for its work on the Licensed Products. Such confidential and proprietary information is known to the parties
     as:       ***       and         ***     ."

          24. Section 4 of the Second Amendment to the Agreement is hereby deleted and the following is substituted therefor:

     "4.  Should AirTouch elect at any time to  ***   Licensed Products  ***
***  for its own use, Corsair   ***  to the   ***  of the  ***
    ***          such Licensed Products to        ***      of such    ***
***  ."

*** Portions of this page have been omitted pursuant to a request for
    Confidential Treament and filed separately with the commission
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          25.  In conjunction with the operation of Licensed Products purchased by AirTouch under the terms of this Agreement and any subsequent agreement, AirTouch shall have a license to use application software installed in said Licensed Products to the extent required for the authorized use of the Licensed Products.

          26. Except as amended herein, the Agreement dated October 4, 1993 and amended by the First Amendment on October 23, 1993 and amended again by the Second Amendment on December 7, 1994 shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

Corsair Communications, Inc.            AirTouch Communications, Inc.

By:/s/ John F. Scott                    By:/s/ Michael Scullin
   ----------------------------            ------------------------------

Name:John F. Scott                      Name:Michael Scullin
     --------------------------              ----------------------------

Title:Vice President                    Title:Director, Technology Transfer
      -------------------------               -----------------------------

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